UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 19, 2014

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-2578432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

New Hampton, NY 10958
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Balchem Corporation (the “Company”) held its Annual Meeting of Stockholders on June 19, 2014 (“Annual Meeting”).  Set forth below is information regarding the results of the matters voted on by stockholders at the Annual Meeting:

(i)         Election of three Class 3 Directors to serve to serve until the annual Company’s meeting of stockholders in 2017 and until their respective successors are elected and qualified:

Director Nominee	Votes For	Votes Withheld
David B. Fischer	24,284,490	533,513
Perry W. Premdas	24,324,605	493,398
Dr. John Y. Televantos	24,333,866	484,137

(ii)        Ratification of the appointment of McGladrey, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014:  27,804,123 shares in favor, 984,229 shares against, 7,467 shares abstaining and 0 broker non-votes.

(iii)       Advisory vote to approve the Company’s executive compensation: 23,740,676 shares in favor, 1,023,336 shares against, 53,991 shares abstaining and 3,977,816 broker non-votes.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ William A. Backus
William A. Backus
Chief Financial Officer

Dated: June 20, 2014